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                                                                    Exhibit 10.1


                        Waiver and Second Amendment to
                       Lease Schedule No. 35076-00002 to
                  Master Equipment Lease Agreement No. 35076


     This Waiver and Second Amendment to Lease Schedule No. 35076-00002 to Master Equipment Lease Agreement No. 35076 (this "Amendment") is entered into as of this 8/th/ day of December, 2000 by and between Navisite, Inc., as lessee (the "Lessee") and Fleet Capital Corporation, as lessor (the "Lessor").

     WHEREAS, Lessor and Lessee have entered into that certain Lease Schedule No. 35076-00002 to Master Equipment Lease Agreement No. 35076 (such Master Equipment Lease Agreement is referred to herein as the "Master Lease") dated as of May 26, 2000, as amended by Amendment dated as of May 26, 2000 (such Lease Schedule, as amended, which incorporates the terms of the Master Lease, together with all exhibits, schedules, addenda and riders, is hereafter referred to as the "Lease Schedule");

     WHEREAS, the parties desire to amend the Lease Schedule as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions.  Capitalized terms used herein without definition shall
         -----------
have the meanings assigned to such terms in the Lease Schedule.

     2.  Waiver; Amendment to Lease Schedule.
         -----------------------------------

         2.1.  Waiver.  The Lessee (a) has informed the Lessor that as of
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October 6, 2000 the Lessee is not in compliance with the market capitalization covenant set forth in Section 5A of the Master Lease under the heading "Affirmative Covenants- 2. Market Capitalization" (requiring the Lessee to maintain a market capitalization of at least $1,000,000,000) (the "Capitalization Covenant") and (b) has requested that the Lessor waive compliance with the Capitalization Covenant. The Lessor hereby waives compliance with the Capitalization Covenant until the earlier of December 13, 2000 or the effectiveness of the amendment to the Master Lease set forth in Section 2.2 below. If such amendment does not become effective on or before December 13, 2000, the Lessee's failure to be in compliance with the Capitalization Covenant after December 13, 2000 for any reason shall result in an Event of Default under the Lease in accordance with Section 8 of the Master Lease.

         2.2.  Amendments.  From and after the occurrence of the Effective Date
               ----------
(as defined below), Section 5A of the Master Lease, as incorporated into the Lease Schedule, is hereby amended effective as of October 31, 2000 by deleting the two covenants set forth therein under the heading "Affirmative Covenants" (such covenants
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                                      -2-

being entitled "1. Cash." and "2. Market Capitalization.") and substituting in
                   ----           ---------------------
place thereof the following new covenant:

          "1.  Cash Collateral.  The Lessee shall (a) establish and maintain at
               ---------------
          all times a cash collateral account (the "Cash Collateral Account") with Fleet National Bank, as collateral trustee for the Lessor, (b) deposit and maintain in the Cash Collateral Account at all times cash and cash equivalents acceptable to the Lessor in an amount equal to or greater than the lesser of (i) $23,250,000 or (ii) 100% of the Stipulated Loss Value, calculated as of the next following Rental Payment Date, under the Lease Schedule No. 35076-00002, and (c) at all times pledge and grant a security interest in the Cash Collateral Account and all amounts on deposit therein to Lessor to secure its obligations under the Lease Schedule pursuant to a cash collateral agreement in form and substance satisfactory to Lessor (the "Cash Collateral Agreement"). Lessee and Lessor agree that any default in the payment or performance of any obligation under this paragraph or in the Cash Collateral Agreement shall constitute an Event of Default under and in accordance with Section 8 of the Master Lease."


          From and after the occurrence of the Effective Date (as defined below), Section 5A of the Master Lease, as incorporated into the Lease Schedule, is hereby further amended effective as of October 31, 2000 by (x) deleting the covenant entitled "1. Indebtedness." under the heading "Negative Covenants" and
                      ------------
substituting in place thereof the words "1.  [Deleted.]" and (y) deleting the
                                              --------
covenant entitled "3.  Liens." set forth therein under the heading "Negative
                       -----
Covenants" and substituting in place thereof the words "3.  [Deleted.]".
                                                             --------

          For purposes of this Section 2.2, the Effective Date shall mean the first date on which the Lessee shall have satisfied each of the following conditions precedent: (1) the Lessee shall have funded the Cash Collateral Account with at least $23,250,000 in cash, (2) Lessee shall have executed and delivered to the Lessor the Cash Collateral Agreement, pursuant to which the Lessee pledges and grants a security interest in the Cash Collateral Account and all amounts on deposit therein to Lessor to secure its obligations under the Lease Schedule, and (3) the Lessee shall have delivered to the Lessor corporate resolutions of the Lessee evidencing the Lessee's authority to enter into this Amendment and the Cash Collateral Agreement and a legal opinion of counsel to the Lessee in form and substance reasonably satisfactory to the Lessor as to the enforceability of this Amendment and the Cash Collateral Agreement against the Lessee.

     3.   Representations and Warranties.  The Lessee hereby represents and
          ------------------------------
warrants as follows:

          3.1  Representations in Lease Documents.  Each of the representations
               ----------------------------------
and warranties made by or on behalf of the Lessee in the Lease Schedule was true and correct when made and is true and correct on and as of the date hereof (except to the
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extent of changes resulting from transactions contemplated or not prohibited by the Lease Schedule and changes occurring in the ordinary course of business, and except to the extent that such representations and warranties relate expressly to an earlier date) with the same full force and effect as if each of such representations and warranties had been made by the Lessee on the date hereof and in this Amendment.

          3.2.  Defaults.  Except as described in Section 2.1 above, no default
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or Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

          3.3.  Binding Effect.  This Amendment has been duly executed and
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delivered by the Lessee and is in full force and effect as of the date hereof, and the respective agreements and obligations of the Lessee contained herein constitute the legal, valid and binding obligations of the Lessee, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     4.   Provisions Of General Application.
          ---------------------------------

          4.1.  No Other Changes.  Except as otherwise expressly provided or
                ----------------
contemplated by this Amendment, all of the terms, conditions and provisions of the Lease Schedule and the Master Lease remain unaltered. The Lease Schedule and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Lessor to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

          4.2.  Governing Law.  This Amendment is intended to take effect as a
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sealed instrument and shall be deemed to be a contract under the laws of the
State of Rhode Island. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of Rhode Island and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

          4.3.  Assignment.  This Amendment shall be binding upon and inure to
                ----------
the benefit of each of the parties hereto and their respective permitted successors and assigns.

          4.4.  Counterparts.  This Amendment may be executed in any number of
                ------------
counterparts, but all such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
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     IN WITNESS WHEREOF, Lessor and Lessee, each by its duly authorized officer, have duly executed and delivered this Amendment as a sealed instrument as of the date first written above.

                                   NAVISITE, INC.



                                   By: /s/ Kenneth W. Hale
                                       -----------------------------------
                                       Name:  Kenneth W. Hale
                                       Title: Chief Financial Officer


                                   FLEET CAPITAL CORPORATION



                                   By: /s/ Kevin G. McGrath
                                       -----------------------------------
                                       Name:  Kevin G. McGrath
                                       Title: Senior Vice President